EXHIBIT 13

CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER, CHIEF FINANCIAL OFFICER

AND CHIEF OPERATING OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jitse Groen, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 20-F of Just Eat Takeaway.com N.V. for the fiscal year ended December 31, 2021 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in such Annual Report on Form 20-F fairly presents, in all material respects, the financial condition and results of operations of Just Eat Takeaway.com N.V.

Date: March 2, 2022	By:	/s/ Jitse Groen
	Name:	Jitse Groen
	Title:	Chief Executive Officer

I, Brent Wissink, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 20-F of Just Eat Takeaway.com N.V. for the fiscal year ended December 31, 2021 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in such Annual Report on Form 20-F fairly presents, in all material respects, the financial condition and results of operations of Just Eat Takeaway.com N.V.

Date: March 2, 2022	By:	/s/ Brent Wissink
	Name:	Brent Wissink
	Title:	Chief Financial Officer

I, Jörg Gerbig, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 20-F of Just Eat Takeaway.com N.V. for the fiscal year ended December 31, 2021 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in such Annual Report on Form 20-F fairly presents, in all material respects, the financial condition and results of operations of Just Eat Takeaway.com N.V.

Date: March 2, 2022	By:	/s/ Jörg Gerbig
	Name:	Jörg Gerbig
	Title:	Chief Operating Officer